UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

RTI INTERNATIONAL METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-14437	52-2115953
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor

1550 Coraopolis Heights Road Pittsburgh, Pennsylvania 15108-2973

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 893-0026

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed in its Form 10-Q for the quarter ended September 30, 2013, RTI International Metals, Inc.’s (the “Company” or “RTI”) treatment of a deferred tax asset at the Company’s Canadian subsidiary has been under discussion with the Staff of the U.S. Securities and Exchange Commission (“SEC”). In considering these discussions, which began in July 2013 and included PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, and given the Canadian subsidiary’s history of cumulative losses, management reconsidered its position and recommended to the Audit Committee of the Board of Directors (the “Audit Committee”) that the Company’s previously reported financial statements be restated to establish a valuation allowance against the Company’s Canadian deferred tax asset.

On February 25, 2014, the Company’s Audit Committee, after consultation with management and PwC, approved this recommendation and concluded that the Company’s previously filed financial statements for the fiscal years ended December 31, 2010 and 2011, the fiscal year (including interim periods) ended December 31, 2012, and the three month periods ended March 31, June 30 and September 30, 2013 (collectively, the “Restatement Periods”) should no longer be relied upon and should be restated to establish a valuation allowance against the Company’s Canadian deferred tax asset as discussed above.

The following tables set forth the anticipated impact of the Company recognizing a valuation allowance against its Canadian deferred tax asset on Net Income and Deferred Income Tax Asset (Noncurrent) as of and for the periods presented below. The “As Reported” amounts are from our Amended Annual Report on Form 10-K/A filed on November 12, 2013 and our Quarterly Reports on Form 10-Q filed on September 24, 2013 and November 12, 2013. Such amounts for the three month periods ended March 31 and June 30, 2013 also give effect to the revisions disclosed in our Quarterly Report on Form 10-Q filed on November 12, 2013:

	As Of And For The Three Months Ended September 30, 2013
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$12,292	$4	$12,296
Deferred Income Tax Asset (Noncurrent)	$29,435	$(29,435)	$—

	As Of And For The Three Months Ended June 30, 2013
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$1,041	$(371)	$670
Deferred Income Tax Asset (Noncurrent)	$29,615	$(29,615)	$—

	As Of And For The Three Months Ended March 31, 2013
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$6,510	$(1,625)	$4,885
Deferred Income Tax Asset (Noncurrent)	$29,624	$(29,624)	$—

	As Of And For The Three Months Ended September 30, 2012
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$3,588	$(813)	$2,775
Deferred Income Tax Asset (Noncurrent)	$32,197	$(32,197)	$—

	As Of And For The Three Months Ended June 30, 2012
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$4,546	$(1,521)	$3,025
Deferred Income Tax Asset (Noncurrent)	$29,239	$(29,239)	$—

	As Of And For The Three Months Ended March 31, 2012
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$4,629	$(2,061)	$2,568
Deferred Income Tax Asset (Noncurrent)	$29,111	$(29,111)	$—

	As Of And For The Year Ended December 31, 2012
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$20,140	$(5,200)	$14,940
Deferred Income Tax Asset (Noncurrent)	$33,287	$(33,287)	$—

	As Of And For The Year Ended December 31, 2011
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$6,032	$(6,082)	$(50)
Deferred Income Tax Asset (Noncurrent)	$27,424	$(27,424)	$—

	As Of And For The Year Ended December 31, 2010
(in 000’s)	As Reported	Valuation Allowance Adjustment	As Corrected
Net Income	$3,570	$(21,732)	$(18,162)
Deferred Income Tax Asset (Noncurrent)	$21,699	$(21,699)	$—

While the valuation allowance is necessary given the weight assigned to the Canadian subsidiary’s history of cumulative losses, increased throughput at this subsidiary driven by the strong demand for the Boeing 787 is driving improved operating results as of December 31, 2013. Assuming that this facility’s operating results continue to improve as expected, the economic benefits of the deferred tax asset could be realized in future periods and the Company would expect to reverse the valuation allowance at some point in the future.

The Company’s management is currently reviewing and evaluating the impact of this restatement on the adequacy of the Company’s internal control over financial reporting as defined in Rule 13a-15(f) and its disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended. Although this analysis is not yet complete, it is likely that this restatement resulted in a material weakness in internal control over financial reporting as of December 31, 2013.

As indicated herein, the Audit Committee and Company management have discussed the matters disclosed in this Item 4.02 Current Report on Form 8-K with PwC, the Company’s independent registered public accounting firm.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES

LITIGATION REFORM ACT OF 1995

Statements in this filing relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. These risks and uncertainties include, but are not limited to, the impact of a valuation allowance on our previously issued financial statements and accompanying disclosure, global economic and political uncertainties, the concentration of our revenue within the commercial aerospace and defense industries, actual build-rates, production schedules and titanium content per aircraft for commercial and military aerospace programs, the successful completion and integration of completed acquisitions, military spending generally and in particular, demand from the Joint Strike Fighter program, the competitive nature of the markets for specialty metals, the ability of RTI to obtain adequate raw materials, loss of confidence relating to ineffective internal controls, the historic cyclicality of the titanium and commercial aerospace industries, the successful completion of RTI’s capital expansion projects, our ability to successfully integrate newly acquired businesses and other risks and uncertainties described and included in RTI’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012, and the exhibits attached thereto. Because such forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The information contained in this release is qualified by and should be read in conjunction with the statements and notes filed with the Securities and Exchange Commission on Forms 10-K and 10-Q, as may be amended from time to time. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. RTI undertakes no obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: February 27, 2014	By:	/s/ William T. Hull
Name: William T. Hull
Title: Senior Vice President & Chief Financial Officer